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                                                                    EXHIBIT 25.1
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2)      |_|

                           ---------------------------

                              THE BANK OF NEW YORK
               ---------------------------------------------------
               (Exact name of trustee as specified in its charter)


         New York                                                 13-5160382
----------------------------                                 -------------------
  (State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                 identification no.)


      One Wall Street, New York, N.Y.                                  10286
  ----------------------------------------                          ----------
  (Address of principal executive offices)                          (Zip code)


                           ---------------------------


                        THE DUN & BRADSTREET CORPORATION
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)


          Delaware                                                22-3725387
-------------------------------                              -------------------
(State or other jurisdiction of                                (I.R.S. employer
 incorporation or organization)                              identification no.)


             103 JFK Parkway
          Short Hills, New Jersey                                   07078
 ----------------------------------------                         ----------
 (Address of principal executive offices)                         (Zip code)


                           ---------------------------


                             Senior Debt Securities
                       -----------------------------------
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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         Name                                              Address

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     Superintendent of Banks of the State     One State Street, New York, N.Y.
     of New York                              10004-1417, and Albany, N.Y. 12223

     Federal Reserve Bank of New York         33 Liberty Street, New York, N.Y.
                                              10045

     Federal Deposit Insurance Corporation    Washington, D.C.  20429

     New York Clearing House Association      New York, New York   10005

     (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)
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     6.   The consent of the Trustee required by Section 321(b) of the Act.
          (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.
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                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 2nd day of March, 2006.


                                   THE BANK OF NEW YORK

                                   By: /S/ ROBERT A. MASSIMILLO
                                       ---------------------------
                                       Name:  ROBERT A. MASSIMILLO
                                       Title: VICE PRESIDENT
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                                                                       EXHIBIT 7

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 2005, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                             In Thousands
------                                                             ------------

Cash and balances due from depository institutions:

   Noninterest-bearing balances and currency and coin ..........      $3,361,000

   Interest-bearing balances ...................................       7,528,000

Securities:

   Held-to-maturity securities .................................       1,977,000

   Available-for-sale securities ...............................      22,664,000

Federal funds sold and securities purchased under agreements to resell

   Federal funds sold in domestic offices ......................         809,000

   Securities purchased under agreements to
   resell ......................................................         309,000

Loans and lease financing receivables:


   Loans and leases held for sale ..............................               0
   Loans and leases, net of unearned
     income ....................................................      33,263,000

   LESS: Allowance for loan and
     lease losses ..............................................         408,000

   Loans and leases, net of unearned
     income and allowance ......................................      32,855,000

Trading assets .................................................       5,625,000

Premises and fixed assets (including capitalized
   leases) .....................................................         821,000

Other real estate owned ........................................               0

Investments in unconsolidated subsidiaries and
   associated companies ........................................         283,000

Customers' liability to this bank on acceptances
   outstanding .................................................         117,000

Intangible assets:

   Goodwill ....................................................       2,138,000

   Other intangible assets .....................................         764,000

Other assets ...................................................       6,617,000
                                                                    ------------

Total assets ...................................................     $85,868,000
                                                                    ============
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                                                                  Dollar Amounts
ASSETS                                                             In Thousands
------                                                             ------------

LIABILITIES

Deposits:

   In domestic offices .........................................     $38,100,000

   Noninterest-bearing .........................................      18,123,000

   Interest-bearing ............................................      19,977,000

   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ....................................      27,218,000

   Noninterest-bearing .........................................         383,000

   Interest-bearing ............................................      26,835,000

Federal funds purchased and securities sold under agreements to repurchase

   Federal funds purchased in domestic
     offices ...................................................         844,000

   Securities sold under agreements to
     repurchase ................................................         118,000

Trading liabilities ............................................       2,555,000

Other borrowed money:

   (includes mortgage indebtedness and obligations
   under capitalized leases) ...................................       1,327,000

Not applicable

Bank's liability on acceptances executed and
   outstanding .................................................         119,000

Subordinated notes and debentures ..............................       1,955,000

Other liabilities ..............................................       5,119,000
                                                                    ------------

Total liabilities ..............................................     $77,355,000
                                                                    ============

Minority interest in consolidated
   subsidiaries ................................................         139,000

EQUITY CAPITAL

Perpetual preferred stock and related
   surplus .....................................................               0

Common stock ...................................................       1,135,000

Surplus (exclude all surplus related to preferred
   stock) ......................................................       2,097,000

Retained earnings ..............................................       5,256,000

Accumulated other comprehensive income .........................        -114,000

Other equity capital components ................................               0

Total equity capital ...........................................       8,374,000
                                                                    ------------

Total liabilities, minority interest, and equity
   capital .....................................................     $85,868,000
                                                                    ============
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         I, Thomas J. Mastro, Executive Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                       Thomas J. Mastro,
                                Executive Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                     _
Thomas A. Renyi       |
Gerald L. Hassell     |                Directors
                     _

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